UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2026

ABBVIE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35565	32-0375147
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ABBV	New York Stock Exchange
NYSE Texas
0.750% Senior Notes due 2027	ABBV27	New York Stock Exchange
2.125% Senior Notes due 2028	ABBV28	New York Stock Exchange
2.625% Senior Notes due 2028	ABBV28B	New York Stock Exchange
2.125% Senior Notes due 2029	ABBV29	New York Stock Exchange
1.250% Senior Notes due 2031	ABBV31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 18, 2026, AbbVie Inc. (“AbbVie”) completed its previously announced underwritten public offering (the “Notes Offering”) of $500,000,000 aggregate principal amount of its senior floating rate notes due 2028 (the “Floating Rate Notes”), $1,000,000,000 aggregate principal amount of its 4.500% senior notes due 2028 (the “2028 Notes”), $1,250,000,000 aggregate principal amount of its 4.650% senior notes due 2030 (the “2030 Notes”), $1,500,000,000 aggregate principal amount of its 4.875% senior notes due 2031 (the “2031 Notes”), $1,250,000,000 aggregate principal amount of its 5.050% senior notes due 2033 (the “2033 Notes”), $1,500,000,000 aggregate principal amount of its 5.300% senior notes due 2036 (the “2036 Notes”), $1,000,000,000 aggregate principal amount of its 5.450% senior notes due 2038 (the “2038 Notes”), $1,500,000,000 aggregate principal amount of its 6.000% senior notes due 2056 (the “2056 Notes”) and $500,000,000 aggregate principal amount of its 6.100% senior notes due 2066 (the “2066 Notes” and, together with the 2028 Notes, the 2030 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2038 Notes and the 2056 Notes, the “Fixed Rate Notes” and, collectively with the Floating Rate Notes, the “Notes”).

The offering of each series of Notes was registered under the Securities Act of 1933, as amended (the “Act”), pursuant to AbbVie’s registration statement on Form S-3ASR (File No. 333-284980) (the “Registration Statement”) dated as of February 14, 2025. The terms of the Notes are further described in AbbVie’s prospectus supplement dated August 4, 2026, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) of the Act on August 6, 2026.

The Notes are governed by the Indenture, dated November 8, 2012 (the “Base Indenture”), between AbbVie and U.S. Bank Trust Company, National Association, as successor-in-interest to U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by that certain Supplemental Indenture No. 13, dated as of August 18, 2026, with respect to the Notes (the “Supplemental Indenture” and, together with the Base Indenture as so supplemented, the “Indenture”).

The Floating Rate Notes and the 2028 Notes will mature on August 18, 2028, and the 2030 Notes will mature on March 15, 2030. All other series of Notes will mature on September 15 of the applicable year. The Notes are unsecured, unsubordinated obligations of AbbVie and will rank equally in right of payment with all of AbbVie’s existing and future unsecured, unsubordinated indebtedness, liabilities and other obligations.

AbbVie may optionally redeem the Fixed Rate Notes at a customary “make-whole” redemption price calculated in a manner set forth in the applicable Notes, (i) in the case of the 2028 Notes, in whole or in part at any time; (ii) in the case of the 2030 Notes, in whole or in part at any time prior to February 15, 2030 (the “2030 Par Call Date”); (iii) in the case of the 2031 Notes, in whole or in part at any time prior to August 15, 2031 (the “2031 Par Call Date”); (iv) in the case of the 2033 Notes, in whole or in part at any time prior to July 15, 2033 (the “2033 Par Call Date”); (v) in the case of the 2036 Notes, in whole or in part at any time prior to June 15, 2036 (the “2036 Par Call Date”); (vi) in the case of the 2038 Notes, in whole or in part at any time prior to June 15, 2038 (the “2038 Par Call Date”); (vii) in the case of the 2056 Notes, in whole or in part at any time prior to March 15, 2056 (the “2056 Par Call Date”); and (viii) in the case of the 2066 Notes, in whole or in part at any time prior to March 15, 2066 (the “2066 Par Call Date” and, together with the 2030 Par Call Date, the 2031 Par Call Date, the 2033 Par Call Date, the 2036 Par Call Date, the 2038 Par Call Date and the 2056 Par Call Date, each a “Par Call Date”). On or after the applicable Par Call Date in respect of a series of Fixed Rate Notes (other than the 2028 Notes), AbbVie may redeem the Fixed Rate Notes of such series, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Fixed Rate Notes of such series being redeemed plus accrued and unpaid interest thereon, if any, to, but not including, the redemption date.

The Notes Offering was conducted in connection with AbbVie’s previously announced acquisition (the “Acquisition”) of Apogee Therapeutics, Inc. (“Apogee”). AbbVie expects to use the net proceeds from the Notes Offering to fund a portion of the aggregate cash consideration due to Apogee shareholders in connection with the Acquisition and to pay related fees and expenses, with any remaining net proceeds being used for general corporate purposes. If AbbVie either (i) publicly announces that the definitive agreement providing for the Acquisition has been terminated prior to the consummation of the Acquisition or (ii) notifies the Trustee in writing that it will not pursue the consummation of the Acquisition, then AbbVie will be required to redeem all of the Floating Rate Notes, 2028 Notes, 2030 Notes, 2031 Notes, 2033 Notes, 2036 Notes and 2038 Notes (but not the 2056 Notes or 2066 Notes) then outstanding at a special mandatory redemption price equal to 101% of the principal amount of such Notes plus accrued and unpaid interest thereon, if any, to, but not including, the special mandatory redemption date.

The Indenture contains customary terms and covenants, including limitations on AbbVie’s ability and the ability of certain of its subsidiaries to incur liens securing funded indebtedness and on AbbVie’s ability to consolidate or merge with or into, or convey, transfer or lease its properties and assets substantially as an entirety to any person.

The foregoing summary of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and the Supplemental Indenture, which are attached as Exhibits 4.1 and 4.2, respectively, hereto and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are provided as part of this Form 8-K:

4.1	Indenture, dated November 8, 2012, between AbbVie Inc. and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 of Amendment No. 5 to AbbVie’s Registration Statement on Form 10 filed November 16, 2012).

4.2	Supplemental Indenture No. 13, dated August 18, 2026, between AbbVie Inc. and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of Floating Rate Note due 2028 (included in Exhibit 4.2 hereto).

4.4	Form of 4.500% Note due 2028 (included in Exhibit 4.2 hereto).

4.5	Form of 4.650% Note due 2030 (included in Exhibit 4.2 hereto).

4.6	Form of 4.875% Note due 2031 (included in Exhibit 4.2 hereto).

4.7	Form of 5.050% Note due 2033 (included in Exhibit 4.2 hereto).

4.8	Form of 5.300% Note due 2036 (included in Exhibit 4.2 hereto).

4.9	Form of 5.450% Note due 2038 (included in Exhibit 4.2 hereto).

4.10	Form of 6.000% Note due 2056 (included in Exhibit 4.2 hereto).

4.11	Form of 6.100% Note due 2066 (included in Exhibit 4.2 hereto).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated August 18, 2026, with respect to the Notes.

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1 of this Current Report on Form 8-K).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date: August 18, 2026	By:	/s/ Scott T. Reents
Scott T. Reents
Executive Vice President, Chief Financial Officer